Equity	6 Months Ended
Jun. 30, 2022
Equity
Equity

9.     Equity

As of June 30, 2022, the share capital of €1,493 (December 31, 2021: €1,234) is comprised of 149,339,335 (December 31, 2021: 123,419,772) common shares with a par value of €0.01 per share.

In November 2021, the Company entered into an agreement for a new at-the-market (“ATM”) program providing for the sales over time of up to $100 million of its common shares.

On April 18, 2022, the Company closed its public offering of 22,500,000 common shares, at the public offering price of $4.00 per share. The exercise of the underwriters’ option to purchase over-allotment shares brought the total number of common shares sold by Affimed to 25,875,000. The public offering generated net proceeds of €89.8 million ($97.1 million), after deducting €5.9 million ($6.4 million) in underwriting commissions and other offering expenses.